UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2008



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2008

                     USAA BALANCED STRATEGY FUND



[LOGO OF USAA]
   USAA(R)

                          USAA BALANCED
                                STRATEGY Fund

                                             [GRAPHIC OF BALANCED STRATEGY FUND]

    A n n u a l  R e p o r t

--------------------------------------------------------------------------------
    MAY 31, 2008

                     IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

--------------------------------------------------------------------------------

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                    2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                           9

FINANCIAL INFORMATION

    Distributions to Shareholders                                            13

    Report of Independent Registered Public Accounting Firm                  14

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        40

    Financial Statements                                                     44

    Notes to Financial Statements                                            47

EXPENSE EXAMPLE                                                              66

ADVISORY AGREEMENTS                                                          68

TRUSTEES' AND OFFICERS' INFORMATION                                          76

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2008, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                           "

[PHOTO OF CHRISTOPHER W. CLAUS]             ...FOR THOSE WITH MONEY TO INVEST,
                                               THERE STILL ARE SOME BARGAINS.

                                                           "

                                                                       June 2008
--------------------------------------------------------------------------------

The last 12 months have not been for the faint of heart. The decline of the U.S. housing market and the subprime lending meltdown created a liquidity crisis that brought the U.S. fixed-income market to a virtual standstill. In an effort to stave off recession, the Federal Reserve Board (the Fed) slashed short-term interest rates and took a few creative initiatives - such as opening its discount window to investment banks - to seek to inject liquidity into the financial system, which culminated in JPMorgan Chase & Co.'s rescue of Bear Stearns through a takeover.

The Fed's accomplishment, however, came at a cost. The central bank had to choose: Manage inflation or stabilize the economy and financial system. In my opinion, the Fed's actions improved market confidence, returned some liquidity and normalcy to the fixed-income markets, and potentially averted a potent recession. But I believe that we now face the prospect of stagflation - inflation without economic growth. Commodity prices, particularly food and energy, have increased steadily; at the time of this writing, oil was above $135 a barrel, while prices at the pump had climbed higher than $4 a gallon, on average.

Meanwhile, the U.S. economy continues to struggle with increased unemployment, a decline in home equity, and generally lower stock prices. Consumer confidence is low, and we still are engaged in a long, difficult war on terrorism.

Is it any wonder that investors are feeling a bit anxious? And yet, there are some interesting opportunities:

o In the fixed-income markets (the most challenging I've seen), many high-quality bond prices were crushed by panic selling and lack of liquidity. But I believe there are some exceptional buying opportunities in the U.S. corporate and tax-exempt bond markets, especially for investors seeking income.

o U.S. large-cap stocks look attractive relative to international stocks, but patience is essential. Large-caps' intrinsic value is unlikely to be reflected in share prices until there is conviction in the markets that housing has bottomed, the U.S. economy has regained its footing, and corporate earnings have improved. For long-term investors, dollar-cost averaging is a prudent way to invest in the current environment.

 . . . C O N T I N U E D
========================--------------------------------------------------------

o In my view, the emerging markets still have room to appreciate. Many have home-grown middle classes and vibrant local economies. Nevertheless, with returns always comes risk, and I expect volatility to be ever-present.

o The precious metals and minerals segment also offers value. I am particularly proud of USAA's Precious Metals and Minerals Fund, which was named the "Best Fund Over 10 Years" for Consistently Strong Risk-Adjusted Returns in the
   Gold Oriented Funds category for the 10-year period ended December 31, 2007, by Lipper Inc. The Fund was ranked No. 1 among 24 Gold Oriented Funds for that period. For the three- and five-year periods, the Fund was ranked 6 out of 50 and 2 out of 44 funds in the category, respectively. We are delighted to be offering our membership such a proven performer.

Whatever happens in the months ahead, I believe the fixed-income markets have turned the corner. For those with money to invest, there still are some bargains. For investors who can bide their time, a rebound in stock prices - while not imminent - is on the horizon.

Rest assured that we will keep working hard on your behalf - offering some of the industry's top investment talent, top-notch service, and pure no-load mutual funds. From all of us here, thank you for your business and the opportunity to serve your investment needs.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

FOREIGN AND PRECIOUS METALS AND MINERALS INVESTING ARE SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. o SYSTEMATIC INVESTMENT PLANS DO NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS IN DECLINING MARKETS. DOLLAR-COST AVERAGING INVOLVES CONTINUOUS INVESTMENT IN SECURITIES REGARDLESS OF FLUCTUATING PRICE LEVELS OF SUCH SECURITIES. INVESTORS SHOULD CONSIDER THEIR FINANCIAL ABILITY TO CONTINUE PURCHASES THROUGH PERIODS OF LOW PRICE LEVELS.

THE LIPPER FUND AWARDS PROGRAM HIGHLIGHTS FUNDS THAT HAVE EXCELLED IN DELIVERING CONSISTENTLY STRONG RISK-ADJUSTED PERFORMANCE, RELATIVE TO PEERS. THE LIPPER FUND AWARDS ARE AWARDED TO FUNDS IN 21 COUNTRIES IN ASIA, EUROPE, AND THE AMERICAS. LIPPER DESIGNATES AWARD-WINNING FUNDS IN MOST INDIVIDUAL CLASSIFICATIONS FOR THE THREE-, FIVE-, AND 10-YEAR PERIODS. IN ADDITION, THE LIPPER FUND AWARDS PROGRAM SPOTLIGHTS FUND FAMILIES WITH HIGH AVERAGE SCORES FOR ALL FUNDS WITHIN A PARTICULAR ASSET CLASS OR OVERALL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2008, REUTERS, ALL RIGHTS RESERVED.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

USAA Investment Management Company           Deutsche Investment Management
   RON SWEET, CFA, CPA                          Americas Inc. (Stocks)
   Exchange-Traded Funds                        JIN CHEN, CFA

   ARNOLD J. ESPE, CFA                          JULIE ABBETT
   Bonds and Money Market Instruments
                                                Credit Suisse Securities (USA)
Deutsche Investment Management                  LLC's Volaris Volatility
   Americas Inc. (Stocks)                       Management Group (Index Options)
   ROBERT WANG                                  YIRONG Li, CFA

                                                STU ROSENTHAL, CFA

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

         For the one-year period ended May 31, 2008, the USAA Balanced Strategy Fund had a total return of -3.82%. This compares to total returns of -1.25% for the Lipper Balanced Funds Index, -6.62% for the Russell 3000 Index, and 6.89% for the Lehman Brothers U.S. Aggregate Bond Index.

         Effective October 1, 2007, the Fund's Board of Trustees and USAA Investment Management Company (IMCO) hired Credit Suisse Securities
         (USA) LLC for its Volaris Volatility Management Group (Volaris Group) to serve as a subadviser for the Fund. Volaris Group is responsible for managing the index option-based risk management strategy for the Fund. Deutsche Investment Management Americas Inc. manages the U.S. equity portion of the Fund, using a quantitative approach in carrying out IMCO's asset allocation decisions.

PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT
DURING THE REPORTING YEAR.

         It was an eventful, atypical 12 months. Although there were hints back in February 2007 that lax lending standards and falling home prices could become a problem, the economy kept growing, global stock markets continued their advance, and the bond market remained liquid and seemingly healthy. Early in the period, the

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         REFER TO PAGE 11 FOR BENCHMARK DEFINITIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         Federal Reserve Board (the Fed) finished the rate-raising regime that saw the federal funds rate go from 1% in June 2003 under Chairman Alan Greenspan all the way to 5.25% under his successor, Benjamin Bernanke, in June 2006.

         By August 2007, however, the extent of potential losses on subprime mortgages and the many complex securities Wall Street had placed them in became apparent. Following several years of excess liquidity and lenient lending, the credit markets virtually froze as investors fled from all risky assets. Thus began the credit crisis, which worsened as financial institutions took huge write-offs to clean up their balance sheets and scrambled to raise new capital.

         The stock market peaked in October 2007 and then began a downward move as the credit crisis worsened, house prices and consumer confidence fell, and recession fears grew. The Fed took aggressive action, slashing short-term rates and instituting new programs aimed at shoring up the banks and restoring confidence and liquidity in the credit markets. The Fed's most extraordinary measure was the mid-March bailout and forced sale of venerable investment bank Bear Stearns, followed by its decision to open discount window lending to all investment banks a few days later.

         "Bear Stearns Monday," March 17, 2008, with its implication that the Fed would not allow any big financial institutions to fail, was a turning point in the financial markets. Having fallen almost 18%, the S&P 500 Index bottomed and subsequently moved higher. The dollar bottomed that same day, and the flight to quality of U.S. Treasuries at the expense of virtually all other bond market sectors ended.

ARE YOU SATISFIED WITH THE FUND'S PERFORMANCE IN
SUCH A VOLATILE ENVIRONMENT?

         Yes. Thanks to its broad diversification, the Fund limited shareholder losses in what we believe was the most challenging period since the bursting of the Internet bubble and 9/11. Beyond

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         the Fund's exposure to the U.S. stock and bond markets, it benefited from exposure to developed overseas market stocks through a low-cost exchange-traded fund.

         Throughout almost the entire reporting year, we consistently maintained the view that U.S. large-cap growth stocks were significantly undervalued and that U.S. small-cap growth stocks were highly overvalued. We generally have been neutral to stocks relative to bonds, but within stocks had a heavy emphasis on U.S. large-cap growth and a sharp underweight to U.S. large-cap value. One significant change we made was to move to an overweight in stocks in early 2008 as markets sold off more than we believed to be justified, but we then moved back to a neutral weight in the wake of the post-Bear Stearns Monday rally. We are pleased to note that, in each case, shareholders invested in the Fund benefited from our willingness to act on our convictions.

HOW DID THE FUND'S FIXED-INCOME PORTION MANAGED
BY IMCO PERFORM?

         Our income orientation leads us to use IMCO's research advantage to seek to emphasize higher-yielding investment-grade corporate bonds and other non-U.S. Treasury securities, because over time their potentially higher yields lead to outperformance. During much of the reporting year, the credit crisis-induced flight to quality in U.S. Treasuries caused corporate commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) to underperform significantly. Nonetheless, the higher income from the bonds in the fixed-income portion almost completely offset what we believe are temporary price losses.

         On a sector level, the biggest detractors were our holdings in CMBS and the corporate bonds of financial institutions. CMBS sold off for mostly technical reasons - they are highly liquid, and hedge funds and other institutions sold them to de-leverage as the credit crisis took hold. Our holdings in CMBS are largely AAA-rated and began to perform much better at the end of the reporting year.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         We are confident that, as the credit crisis eases, their potential prospects will improve.

         In terms of the financial bonds, we continually monitored our holdings and remain comfortable from a credit perspective. As with CMBS, yield spreads to Treasuries widened dramatically during the credit crisis but have narrowed since Bear Stearns Monday. We believe the banking system is in good shape and are very confident in the bonds we hold in the financials sector. We also have been adding selectively to our ABS holdings, which in our view are valued attractively in the waning credit crisis.

         Looking ahead, we believe long-term interest rates will rise, so we have cut duration (a measure of interest-rate sensitivity) to be shorter than that of our peer group average. We believe the combination of shorter duration and the income advantage of the bonds we hold position us well for an environment in which credit spreads narrow relative to U.S. Treasuries.

WHAT IS VOLARIS' ONGOING ROLE IN THE FUND?

         Unlike the Fund's other subadviser, which actually is allocated assets to manage, Volaris employs an index-option-based risk-management strategy using a collar that seeks to limit the downside, and upside, of a portion of the assets in the Fund as directed by IMCO. Effectively, the Volaris collar is a risk-management tool that provides IMCO with the flexibility to change the Fund's risk profile quickly. A collar in a portion of the Fund's assets was first utilized in late April 2008 and remained in place through the end of the reporting period.

HOW IS THE FUND POSITIONED NOW?

         Overall, we at IMCO see stocks as fairly valued, neither particularly cheap nor expensive. However, bottom-up earnings growth estimates are still far too optimistic. We expect downward revisions, which should be a significant drag on the market. The bottom line

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-39.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         is that the case for overweighting stocks relative to bonds is not as compelling as it was earlier in 2008, so we have moved to neutral in terms of stocks versus bonds.

         In terms of how we are allocating within the U.S. stock market, we note that the market's growth bias has been waning in 2008. While a case can be made for continuing growth outperformance, it is much weaker than it has been over the past 18 months, so prudence calls for a more neutral weighting between value and growth until the dust settles. We also have reduced the underweight on small-cap stocks. Small caps have not benefited from the weak dollar as much as large caps, so given our view that the dollar should stabilize and strengthen - as well as the fact that small caps historically have outperformed large caps coming out of a recession - we think increased exposure to small caps is warranted.

         We maintain roughly 8% of assets in developed overseas markets for diversification purposes.

         From everyone on the Fund's management team, we thank you for your investment in the Fund.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

OBJECTIVE
--------------------------------------------------------------------------------

High total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. The Fund may at times implement an index option-based strategy.

--------------------------------------------------------------------------------
                                       5/31/08                        5/31/07
--------------------------------------------------------------------------------
Net Assets                         $622.2 Million                 $661.8 Million
Net Asset Value Per Share              $14.01                          $15.70

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/08
--------------------------------------------------------------------------------
1 YEAR                            5 YEARS                            10 YEARS
-3.82%                             6.56%                               5.50%

-------------------------------
         EXPENSE RATIO*
-------------------------------
Before Reimbursement      1.30%
After Reimbursement       1.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2007, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES AND BROKERAGE COMMISSIONS AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO) AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2007. IMCO HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.00%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES AND BROKERAGE COMMISSIONS, AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT ADJUSTMENTS MADE TO THE ENCLOSED FINANCIAL STATEMENTS IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                        CUMULATIVE PERFORMANCE COMPARISON

                       [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             LEHMAN BROTHERS
              U.S. AGGREGATE      USAA BALANCED       LIPPER BALANCED        RUSSELL 3000
                BOND INDEX        STRATEGY FUND         FUNDS INDEX             INDEX
05/31/98        $10,000.00         $10,000.00           $10,000.00            $10,000.00
06/30/98         10,084.81          10,005.44            10,184.41             10,338.13
07/31/98         10,106.26           9,652.29            10,065.10             10,150.42
08/31/98         10,270.74           8,705.99             9,197.98              8,595.51
09/30/98         10,511.24           8,848.75             9,594.98              9,181.85
10/31/98         10,455.66           9,336.54             9,953.94              9,878.81
11/30/98         10,515.00           9,816.70            10,318.28             10,483.02
12/31/98         10,546.61          10,227.21            10,698.95             11,149.30
01/31/99         10,621.89          10,594.66            10,870.03             11,528.06
02/28/99         10,436.46          10,357.35            10,608.75             11,119.73
03/31/99         10,494.30          10,831.66            10,870.62             11,527.74
04/30/99         10,527.54          10,992.87            11,226.69             12,048.08
05/31/99         10,435.33          10,762.57            11,053.58             11,819.10
06/30/99         10,402.09          11,285.84            11,359.19             12,416.39
07/31/99         10,357.80          11,077.70            11,146.74             12,039.90
08/31/99         10,352.53          11,054.57            11,029.78             11,903.00
09/30/99         10,472.72          10,877.37            10,888.47             11,598.77
10/31/99         10,511.36          11,372.85            11,203.74             12,326.31
11/30/99         10,510.61          11,620.59            11,324.28             12,671.28
12/31/99         10,459.92          12,160.23            11,659.36             13,479.81
01/31/00         10,425.67          11,841.46            11,366.46             12,951.38
02/29/00         10,551.76          11,818.13            11,339.07             13,071.43
03/31/00         10,690.76          12,478.69            12,006.71             14,095.43
04/30/00         10,660.15          12,119.71            11,786.67             13,598.70
05/31/00         10,655.26          11,909.00            11,675.77             13,216.76
06/30/00         10,876.94          12,174.54            11,862.13             13,608.07
07/31/00         10,975.67          12,028.36            11,829.80             13,367.55
08/31/00         11,134.75          12,498.93            12,357.84             14,358.92
09/30/00         11,204.76          12,078.31            12,097.77             13,708.78
10/31/00         11,278.90          11,953.79            12,087.07             13,513.59
11/30/00         11,463.32          11,397.61            11,648.31             12,268.02
12/31/00         11,675.97          11,613.40            11,937.83             12,474.18
01/31/01         11,866.92          12,472.72            12,191.19             12,900.91
02/28/01         11,970.29          12,180.72            11,717.96             11,722.18
03/31/01         12,030.39          11,980.91            11,339.54             10,958.06
04/30/01         11,980.46          12,484.66            11,815.44             11,836.84
05/31/01         12,052.72          12,786.91            11,920.67             11,931.91
06/30/01         12,098.26          12,670.33            11,738.02             11,711.90
07/31/01         12,368.74          12,847.84            11,729.52             11,518.88
08/31/01         12,510.38          12,585.81            11,395.72             10,838.85
09/30/01         12,656.16          11,784.57            10,848.08              9,882.59
10/31/01         12,921.00          12,022.64            11,029.64             10,112.52
11/30/01         12,742.85          12,736.86            11,468.77             10,891.41
12/31/01         12,661.94          12,886.53            11,551.48             11,044.93
01/31/02         12,764.43          12,770.19            11,450.17             10,906.43
02/28/02         12,888.13          12,528.57            11,372.36             10,683.40
03/31/02         12,673.73          12,886.88            11,621.02             11,151.82
04/30/02         12,919.50          12,679.90            11,342.14             10,566.75
05/31/02         13,029.27          12,778.89            11,336.85             10,444.32
06/30/02         13,141.93          12,059.50            10,853.21              9,692.49
07/31/02         13,300.51          11,470.57            10,296.95              8,921.91
08/31/02         13,525.08          11,588.36            10,402.59              8,964.05
09/30/02         13,744.12          11,070.83             9,781.51              8,022.20
10/31/02         13,681.52          11,435.30            10,189.25              8,660.98
11/30/02         13,677.88          11,936.45            10,602.61              9,185.06
12/31/02         13,960.41          11,584.28            10,316.81              8,665.78
01/31/03         13,972.33          11,371.13            10,162.27              8,453.74
02/28/03         14,165.66          11,324.79            10,086.06              8,314.66
03/31/03         14,154.74          11,361.19            10,127.22              8,402.09
04/30/03         14,271.54          11,910.62            10,675.26              9,088.19
05/31/03         14,537.63          12,432.12            11,147.42              9,636.79
06/30/03         14,508.78          12,575.13            11,231.94              9,766.84
07/31/03         14,021.00          12,640.63            11,257.97              9,990.89
08/31/03         14,114.09          12,818.40            11,448.03             10,212.29
09/30/03         14,487.70          12,811.96            11,462.56             10,101.42
10/31/03         14,352.59          13,309.79            11,840.73             10,712.75
11/30/03         14,386.96          13,450.68            11,945.57             10,860.31
12/31/03         14,533.37          13,830.12            12,373.59             11,357.06
01/31/04         14,650.29          13,980.96            12,558.35             11,593.98
02/29/04         14,808.87          14,169.51            12,729.51             11,750.17
03/31/04         14,919.77          14,062.24            12,668.78             11,610.69
04/30/04         14,531.61          13,806.91            12,402.54             11,370.62
05/31/04         14,473.40          13,901.48            12,457.30             11,535.88
06/30/04         14,555.20          14,174.14            12,652.07             11,765.15
07/31/04         14,699.47          13,823.11            12,413.88             11,320.25
08/31/04         14,979.87          13,842.08            12,489.40             11,366.86
09/30/04         15,020.51          14,005.43            12,674.94             11,541.60
10/31/04         15,146.47          14,129.21            12,812.01             11,731.16
11/30/04         15,025.66          14,538.61            13,157.12             12,276.49
12/31/04         15,163.91          14,944.32            13,485.55             12,713.93
01/31/05         15,259.13          14,741.19            13,311.83             12,375.29
02/28/05         15,169.05          14,895.95            13,500.16             12,647.71
03/31/05         15,091.15          14,714.75            13,314.29             12,433.79
04/30/05         15,295.39          14,569.06            13,154.30             12,163.65
05/31/05         15,460.87          14,967.28            13,455.94             12,624.54
06/30/05         15,545.17          15,041.77            13,552.63             12,712.74
07/31/05         15,403.66          15,392.94            13,853.79             13,234.28
08/31/05         15,601.13          15,451.47            13,893.87             13,108.11
09/30/05         15,440.42          15,460.68            13,948.95             13,222.79
10/31/05         15,318.22          15,147.15            13,729.93             12,975.15
11/30/05         15,385.97          15,509.66            14,063.26             13,479.88
12/31/05         15,532.25          15,594.95            14,186.44             13,491.98
01/31/06         15,533.13          15,863.30            14,525.08             13,942.76
02/28/06         15,584.69          15,822.01            14,506.91             13,967.55
03/31/06         15,431.76          15,874.41            14,648.17             14,208.99
04/30/06         15,403.78          15,967.85            14,807.89             14,363.14
05/31/06         15,387.35          15,542.18            14,514.28             13,903.29
06/30/06         15,419.97          15,570.09            14,505.60             13,927.89
07/31/06         15,628.48          15,528.29            14,573.31             13,914.84
08/31/06         15,867.72          15,737.28            14,853.59             14,255.24
09/30/06         16,007.10          16,064.30            15,067.71             14,574.35
10/31/06         16,112.99          16,379.50            15,418.73             15,098.99
11/30/06         16,299.92          16,631.65            15,715.75             15,427.51
12/31/06         16,205.32          16,744.17            15,831.97             15,612.27
01/31/07         16,198.67          17,002.98            16,002.71             15,909.44
02/28/07         16,448.46          16,924.21            15,941.64             15,648.45
03/31/07         16,448.96          17,026.86            16,078.42             15,811.33
04/30/07         16,537.66          17,456.77            16,540.85             16,442.94
05/31/07         16,412.33          17,762.24            16,896.26             17,042.16
06/30/07         16,363.78          17,585.75            16,738.39             16,722.99
07/31/07         16,500.27          17,187.62            16,453.06             16,152.69
08/31/07         16,702.51          17,346.87            16,586.06             16,384.55
09/30/07         16,829.22          17,762.31            17,054.65             16,981.88
10/31/07         16,980.40          18,071.12            17,354.55             17,293.40
11/30/07         17,285.76          17,510.68            16,947.69             16,514.87
12/31/07         17,334.31          17,364.47            16,865.37             16,414.94
01/31/08         17,625.49          16,831.30            16,307.82             15,420.00
02/29/08         17,649.96          16,516.24            16,095.64             14,941.06
03/31/08         17,710.18          16,315.01            15,972.64             14,852.54
04/30/08         17,673.17          16,753.98            16,502.18             15,595.30
05/31/08         17,543.57          17,083.21            16,684.47             15,914.79

                                       [END CHART]

         DATA FROM 5/31/98 THROUGH 5/31/08.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

         o The unmanaged Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

         o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

         o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

12

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

----------------------------------------------------------------
                      TOP 5 EQUITY HOLDINGS
                          AS OF 5/31/08
                        (% Of Net Assets)
----------------------------------------------------------------

iShares MSCI EAFE Index Fund*                               9.6%

SPDR Trust Series 1**                                       6.1%

Exxon Mobil Corp.                                           1.1%

Chevron Corp.                                               0.9%

Microsoft Corp.                                             0.9%
----------------------------------------------------------------

----------------------------------------------------------------
                   TOP 5 FIXED-INCOME HOLDINGS
                          AS OF 5/31/08
                        (% Of Net Assets)
----------------------------------------------------------------

Roadway Corp.                                               0.4%

Monongahela Power Co.                                       0.3%

Pan Pacific Retail Properties, Inc.                         0.3%

Prudential Mortgage Capital Funding, LLC                    0.3%

Roslyn Bancorp, Inc.                                        0.3%
----------------------------------------------------------------

                         ASSET ALLOCATION
                             5/31/08

                 [PIE CHART OF ASSET ALLOCATION]

Equity Securities                                           58.7%
Bonds                                                       29.3%
Other***                                                    18.5%

                           [END CHART]

  *PURSUANT TO A SECURITIES AND EXCHANGE COMMISSION (SEC) EXEMPTIVE ORDER AND A
   RELATED AGREEMENT WITH ISHARES TRUST (ISHARES), THE FUND MAY INVEST IN ISHARES IN AMOUNTS EXCEEDING LIMITS SET FORTH IN THE INVESTMENT COMPANY ACT OF 1940 THAT WOULD OTHERWISE BE APPLICABLE.

 **PURSUANT TO AN SEC EXEMPTIVE ORDER AND A RELATED AGREEMENT WITH SPDR TRUST
   (SPDR), THE FUND MAY INVEST IN SPDR IN AMOUNTS EXCEEDING LIMITS SET FORTH IN THE INVESTMENT COMPANY ACT OF 1940 THAT WOULD OTHERWISE BE APPLICABLE.

***INCLUDES MONEY MARKET INSTRUMENTS, SHORT-TERM INVESTMENTS PURCHASED WITH
   CASH COLLATERAL FROM SECURITIES LOANED, PURCHASED OPTIONS, AND WRITTEN
   OPTIONS.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-39.

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA BALANCED STRATEGY FUND

         The following federal tax information related to the Fund's fiscal year ended May 31, 2008, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2009.

         25.30% of ordinary income distributions qualify for the dividends received deductions eligible to corporations.

         For the fiscal year ended May 31, 2008, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gains rates.

         Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $4,004,000 as long-term capital gains for the fiscal year ended May 31, 2008.

         For the fiscal year ended May 31, 2008, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $10,241,000 as qualifying interest income.

14

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Balanced Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 16, 2008

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            EQUITY SECURITIES (58.7%)

            COMMON STOCKS (41.1%)

            CONSUMER DISCRETIONARY (4.3%)
            -----------------------------
            ADVERTISING (0.3%)
   33,800   Omnicom Group, Inc.                                                    $  1,657
                                                                                   --------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.0%)
      500   Fossil, Inc.*                                                                16
   10,400   Liz Claiborne, Inc.                                                         181
                                                                                   --------
                                                                                        197
                                                                                   --------
            APPAREL RETAIL (0.5%)
    5,000   American Eagle Outfitters, Inc.                                              91
   11,100   Buckle, Inc.                                                                509
   35,000   Gap, Inc.                                                                   639
   63,900   TJX Companies, Inc.                                                       2,048
                                                                                   --------
                                                                                      3,287
                                                                                   --------
            AUTO PARTS & EQUIPMENT (0.5%)
   53,100   Autoliv, Inc.                                                             2,903
      225   Drew Industries, Inc.*                                                        5
    2,000   Johnson Controls, Inc.                                                       68
                                                                                   --------
                                                                                      2,976
                                                                                   --------
            BROADCASTING & CABLE TV (1.0%)
   94,300   Comcast Corp. "A"                                                         2,122
   86,000   DIRECTV Group, Inc.(m)*                                                   2,417
   29,400   Dish Network Corp. "A"*                                                   1,032
   23,300   Liberty Global, Inc. "A"*                                                   835
                                                                                   --------
                                                                                      6,406
                                                                                   --------
            CASINOS & GAMING (0.0%)
      213   Churchill Downs, Inc.                                                         9
                                                                                   --------

            COMPUTER & ELECTRONICS RETAIL (0.3%)
    5,000   Best Buy Co., Inc.                                                          234
      500   Gamestop Corp. "A"*                                                          25
   93,200   RadioShack Corp.                                                          1,365
                                                                                   --------
                                                                                      1,624
                                                                                   --------
            CONSUMER ELECTRONICS (0.0%)
    5,000   Garmin Ltd.(a)                                                              243
                                                                                   --------

16

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            FOOTWEAR (0.1%)
   12,200   NIKE, Inc. "B"                                                         $    834
                                                                                   --------
            GENERAL MERCHANDISE STORES (0.0%)
    8,900   Big Lots, Inc.*                                                             276
                                                                                   --------
            HOMEBUILDING (0.3%)
   36,900   Centex Corp.                                                                695
   71,400   D.R. Horton, Inc.                                                           908
      600   NVR, Inc.*                                                                  339
                                                                                   --------
                                                                                      1,942
                                                                                   --------
            INTERNET RETAIL (0.0%)
    2,500   Amazon.com, Inc.*                                                           204
                                                                                   --------
            LEISURE PRODUCTS (0.2%)
   31,000   Hasbro, Inc.                                                              1,124
                                                                                   --------
            PUBLISHING (0.0%)
      400   Global Sources Ltd.*                                                          6
                                                                                   --------
            RESTAURANTS (0.9%)
   13,557   CEC Entertainment, Inc.*                                                    490
   61,300   McDonald's Corp.                                                          3,636
   30,200   Yum! Brands, Inc.                                                         1,199
                                                                                   --------
                                                                                      5,325
                                                                                   --------
            SPECIALTY STORES (0.1%)
    1,811   Sally Beauty Holdings, Inc.*                                                 13
   26,000   Staples, Inc.                                                               610
                                                                                   --------
                                                                                        623
                                                                                   --------
            TIRES & RUBBER (0.1%)
    8,963   Cooper Tire & Rubber Co.                                                     99
   10,000   Goodyear Tire & Rubber Co.*                                                 254
                                                                                   --------
                                                                                        353
                                                                                   --------
            Total Consumer Discretionary                                             27,086
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            CONSUMER STAPLES (3.3%)
            -----------------------
            DRUG RETAIL (0.1%)
   20,700   Walgreen Co.                                                           $    746
                                                                                   --------
            FOOD RETAIL (0.2%)
   45,300   Kroger Co.                                                                1,252
                                                                                   --------
            HOUSEHOLD PRODUCTS (0.7%)
   31,200   Colgate-Palmolive Co.                                                     2,320
   34,000   Procter & Gamble Co.                                                      2,246
                                                                                   --------
                                                                                      4,566
                                                                                   --------
            HYPERMARKETS & SUPER CENTERS (0.5%)
   52,400   Wal-Mart Stores, Inc.                                                     3,026
                                                                                   --------
            PACKAGED FOODS & MEAT (0.2%)
   68,600   Tyson Foods, Inc. "A"                                                     1,292
                                                                                   --------
            PERSONAL PRODUCTS (0.0%)
    4,100   Herbalife Ltd.                                                              158
                                                                                   --------
            SOFT DRINKS (1.2%)
   64,400   Coca-Cola Enterprises, Inc.                                               1,297
  135,900   Pepsi Bottling Group, Inc.                                                4,406
   25,000   PepsiCo, Inc.                                                             1,707
                                                                                   --------
                                                                                      7,410
                                                                                   --------
            TOBACCO (0.4%)
   48,100   Altria Group, Inc.                                                        1,071
   20,100   Philip Morris International, Inc.*                                        1,058
                                                                                   --------
                                                                                      2,129
                                                                                   --------
            Total Consumer Staples                                                   20,579
                                                                                   --------
            ENERGY (6.0%)
            -------------
            COAL & CONSUMABLE FUELS (0.1%)
    3,000   CONSOL Energy, Inc.                                                         293
    7,200   Massey Energy Corp.                                                         465
                                                                                   --------
                                                                                        758
                                                                                   --------

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            INTEGRATED OIL & GAS (3.2%)
   57,500   Chevron Corp.(m)                                                       $  5,701
   49,000   ConocoPhillips(m)                                                         4,562
   74,000   Exxon Mobil Corp.(m)                                                      6,568
   12,000   Murphy Oil Corp.                                                          1,112
   21,200   Occidental Petroleum Corp.                                                1,949
                                                                                   --------
                                                                                     19,892
                                                                                   --------
            OIL & GAS DRILLING (0.3%)
   16,300   Noble Corp.                                                               1,029
    3,300   Transocean, Inc.*                                                           496
      800   Unit Corp.*                                                                  61
                                                                                   --------
                                                                                      1,586
                                                                                   --------
            OIL & GAS EQUIPMENT & SERVICES (0.3%)
   12,900   FMC Technologies, Inc.*                                                     927
    3,000   Halliburton Co.                                                             146
      800   National Oilwell Varco, Inc.*                                                66
    5,900   Schlumberger Ltd.                                                           597
                                                                                   --------
                                                                                      1,736
                                                                                   --------
            OIL & GAS EXPLORATION & PRODUCTION (1.7%)
   16,800   Apache Corp.                                                              2,252
    6,800   Callon Petroleum Co.*                                                       176
   18,800   Chesapeake Energy Corp.                                                   1,030
    7,500   Cimarex Energy Co.                                                          511
    4,454   Clayton Williams Energy, Inc.*                                              420
      400   Comstock Resources, Inc.*                                                    23
   17,600   Denbury Resources, Inc.*                                                    599
   30,200   Noble Energy, Inc.                                                        2,943
    5,273   Swift Energy Co.*                                                           304
   32,600   W&T Offshore, Inc.                                                        1,818
    5,600   XTO Energy, Inc.                                                            356
                                                                                   --------
                                                                                     10,432
                                                                                   --------
            OIL & GAS REFINING & MARKETING (0.2%)
   15,300   Sunoco, Inc.                                                                681
    4,900   Valero Energy Corp.                                                         249
   49,800   Western Refining, Inc.(a)                                                   632
                                                                                   --------
                                                                                      1,562
                                                                                   --------
            OIL & GAS STORAGE & TRANSPORTATION (0.2%)
   30,500   El Paso Corp.                                                               596
      600   Frontline Ltd.                                                               38

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
   11,800   Williams Companies, Inc.                                               $    449
                                                                                   --------
                                                                                      1,083
                                                                                   --------
            Total Energy                                                             37,049
                                                                                   --------
            FINANCIALS (5.9%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
   30,600   Ameriprise Financial, Inc.                                                1,446
   49,300   Bank of New York Mellon Corp.                                             2,195
    2,100   Franklin Resources, Inc.                                                    213
    6,500   Northern Trust Corp.                                                        494
   26,300   State Street Corp.                                                        1,894
                                                                                   --------
                                                                                      6,242
                                                                                   --------
            CONSUMER FINANCE (0.1%)
    6,900   Capital One Financial Corp.                                                 332
                                                                                   --------
            DIVERSIFIED BANKS (0.8%)
   49,200   U.S. Bancorp                                                              1,633
  114,300   Wells Fargo & Co.(m)                                                      3,151
                                                                                   --------
                                                                                      4,784
                                                                                   --------
            INVESTMENT BANKING & BROKERAGE (0.5%)
   17,800   Charles Schwab Corp.                                                        395
    4,700   Goldman Sachs Group, Inc.                                                   829
   47,100   Morgan Stanley                                                            2,083
                                                                                   --------
                                                                                      3,307
                                                                                   --------
            LIFE & HEALTH INSURANCE (0.1%)
    9,800   AFLAC, Inc.                                                                 658
                                                                                   --------
            MULTI-LINE INSURANCE (0.4%)
   31,900   American International Group, Inc.                                        1,148
   21,100   Hartford Financial Services Group, Inc.                                   1,500
                                                                                   --------
                                                                                      2,648
                                                                                   --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (1.0%)
   87,500   Bank of America Corp.(m)                                                  2,976
   38,800   Citigroup, Inc.                                                             849
   56,200   JPMorgan Chase & Co.(m)                                                   2,417
                                                                                   --------
                                                                                      6,242
                                                                                   --------

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (0.6%)
  22,100    ACE Ltd.                                                               $  1,328
  44,300    Allied World Assurance Co. Holdings Ltd.                                  2,020
  20,000    First American Corp.                                                        671
                                                                                   --------
                                                                                      4,019
                                                                                   --------
            REGIONAL BANKS (0.3%)
  86,600    Regions Financial Corp.                                                   1,543
                                                                                   --------
            REINSURANCE (0.3%)
   5,400    Endurance Specialty Holdings Ltd.                                           182
  28,700    Reinsurance Group of America, Inc.                                        1,475
                                                                                   --------
                                                                                      1,657
                                                                                   --------
            REITs - DIVERSIFIED (0.1%)
   4,100    Vornado Realty Trust                                                        401
                                                                                   --------
            REITs - INDUSTRIAL (0.1%)
     900    AMB Property Corp.                                                           53
   4,200    ProLogis                                                                    260
                                                                                   --------
                                                                                        313
                                                                                   --------
            REITs - MORTGAGE (0.0%)
   3,900    iStar Financial, Inc.                                                        75
                                                                                   --------
            REITs - OFFICE (0.0%)
   2,400    Boston Properties, Inc.                                                     235
                                                                                   --------
            REITs - RESIDENTIAL (0.1%)
   5,217    Apartment Investment & Management Co. "A"                                   206
   2,100    AvalonBay Communities, Inc.                                                 213
   1,500    Camden Property Trust                                                        74
   8,300    Equity Residential Properties Trust                                         351
                                                                                   --------
                                                                                        844
                                                                                   --------
            REITs - RETAIL (0.2%)
     500    Federal Realty Investment Trust                                              41
   4,300    Kimco Realty Corp.                                                          169
   2,700    Regency Centers Corp.                                                       180
   5,800    Simon Property Group, Inc.                                                  576
   4,500    Weingarten Realty Investors                                                 155
                                                                                   --------
                                                                                      1,121
                                                                                   --------

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                   (continued)

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MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            REITs - SPECIALIZED (0.1%)
    3,200   HCP, Inc.                                                              $    110
   10,500   Host Hotels & Resorts, Inc.                                                 180
    5,200   Public Storage, Inc.                                                        458
                                                                                   --------
                                                                                        748
                                                                                   --------
            SPECIALIZED FINANCE (0.2%)
    1,800   CME Group, Inc.                                                             774
   16,100   NASDAQ OMX Group, Inc.*                                                     564
                                                                                   --------
                                                                                      1,338
                                                                                   --------
            Total Financials                                                         36,507
                                                                                   --------
            HEALTH CARE (5.1%)
            ------------------
            BIOTECHNOLOGY (0.9%)
    8,730   Alnylam Pharmaceuticals, Inc.*                                              252
   20,200   Amgen, Inc.*                                                                889
    7,600   Cubist Pharmaceuticals, Inc.*                                               145
   31,306   Enzon Pharmaceuticals, Inc.*                                                276
   12,500   Genentech, Inc.*                                                            886
    4,500   Genzyme Corp.*                                                              308
   20,300   Gilead Sciences, Inc.*                                                    1,123
   22,161   Onyx Pharmaceuticals, Inc.*                                                 783
   15,128   Regeneron Pharmaceuticals, Inc.*                                            301
    2,200   United Therapeutics Corp.*                                                  210
                                                                                   --------
                                                                                      5,173
                                                                                   --------
            HEALTH CARE EQUIPMENT (1.1%)
   23,000   Baxter International, Inc.                                                1,405
    1,800   Becton, Dickinson and Co.                                                   152
    3,300   Intuitive Surgical, Inc.*                                                   969
   11,100   Kinetic Concepts, Inc.*                                                     482
   35,100   Medtronic, Inc.                                                           1,779
    9,200   Quidel Corp.*                                                               157
   38,000   St. Jude Medical, Inc.*                                                   1,548
    5,600   Varian Medical Systems, Inc.*                                               266
    1,000   Zimmer Holdings, Inc.*                                                       73
                                                                                   --------
                                                                                      6,831
                                                                                   --------
            HEALTH CARE FACILITIES (0.2%)
  185,500   Health Management Associates, Inc. "A"*                                   1,440
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            HEALTH CARE SERVICES (0.3%)
    15,200  Express Scripts, Inc.*                                                 $  1,096
     1,400  Lincare Holdings, Inc.*                                                      37
    12,200  Medco Health Solutions, Inc.*                                               591
                                                                                   --------
                                                                                      1,724
                                                                                   --------
            LIFE SCIENCES TOOLS & SERVICES (0.0%)
     2,824  Cambrex Corp.*                                                               17
                                                                                   --------
            MANAGED HEALTH CARE (0.6%)
    10,100  Aetna, Inc.                                                                 476
     4,800  Centene Corp.*                                                              101
    23,400  Health Net, Inc.*                                                           726
    10,400  UnitedHealth Group, Inc.                                                    356
    38,500  WellPoint, Inc.*                                                          2,149
                                                                                   --------
                                                                                      3,808
                                                                                   --------
            PHARMACEUTICALS (2.0%)
    19,700  Abbott Laboratories                                                       1,110
    10,900  Bristol-Myers Squibb Co.                                                    248
    28,361  Cypress Bioscience, Inc.*                                                   231
    78,900  Eli Lilly and Co.                                                         3,798
    12,300  Johnson & Johnson                                                           821
    15,000  Medicines Co.*                                                              275
    25,069  Medicis Pharmaceutical Corp. "A"                                            596
    42,900  Merck & Co., Inc.                                                         1,671
   188,100  Pfizer, Inc.(m)                                                           3,642
    27,001  VIVUS, Inc.*                                                                185
                                                                                   --------
                                                                                     12,577
                                                                                   --------
            Total Health Care                                                        31,570
                                                                                   --------
            INDUSTRIALS (5.4%)
            ------------------
            AEROSPACE & DEFENSE (1.4%)
    17,800  Boeing Co.                                                                1,473
     9,100  General Dynamics Corp.                                                      838
    32,400  Honeywell International, Inc.                                             1,932
     1,700  Lockheed Martin Corp.                                                       186
    35,100  Northrop Grumman Corp.(m)                                                 2,649
    18,900  United Technologies Corp.                                                 1,343
                                                                                   --------
                                                                                      8,421
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            AIR FREIGHT & LOGISTICS (0.1%)
    9,200   FedEx Corp.                                                            $    844
                                                                                   --------
            BUILDING PRODUCTS (0.2%)
      800   Insteel Industries, Inc.                                                     13
   36,900   Lennox International, Inc.                                                1,189
                                                                                   --------
                                                                                      1,202
                                                                                   --------
            CONSTRUCTION & ENGINEERING (0.4%)
   14,900   EMCOR Group, Inc.*                                                          437
    5,400   Fluor Corp.                                                               1,007
    7,500   Perini Corp.*                                                               289
   13,500   Shaw Group, Inc.*                                                           824
                                                                                   --------
                                                                                      2,557
                                                                                   --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.8%)
   44,800   AGCO Corp.*                                                               2,707
   24,000   Caterpillar, Inc.                                                         1,983
    1,800   Cummins, Inc.                                                               127
                                                                                   --------
                                                                                      4,817
                                                                                   --------
            DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES (0.2%)
   16,800   Brink's Co.                                                               1,218
                                                                                   --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      700   First Solar, Inc.*                                                          187
   24,191   GrafTech International Ltd.*                                                639
                                                                                   --------
                                                                                        826
                                                                                   --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
  123,600   Allied Waste Industries, Inc.*                                            1,665
    7,500   Covanta Holding Corp.*                                                      210
                                                                                   --------
                                                                                      1,875
                                                                                   --------
            INDUSTRIAL CONGLOMERATES (0.8%)
   15,800   3M Co.                                                                    1,225
  103,800   General Electric Co.(m)                                                   3,189
    5,000   McDermott International, Inc.*                                              310
                                                                                   --------
                                                                                      4,724
                                                                                   --------
            INDUSTRIAL MACHINERY (0.3%)
   20,900   Crane Co.                                                                   954
    1,300   Dover Corp.                                                                  70

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
    3,500   Flowserve Corp.                                                        $    485
    3,400   SPX Corp.                                                                   452
                                                                                   --------
                                                                                      1,961
                                                                                   --------
            MARINE (0.2%)
   24,000   Kirby Corp.*                                                              1,336
      600   TBS International Ltd. "A"*                                                  28
                                                                                   --------
                                                                                      1,364
                                                                                   --------
            OFFICE SERVICES & SUPPLIES (0.1%)
   18,600   HNI Corp.(a)                                                                466
   10,700   Steelcase, Inc. "A"                                                         135
                                                                                   --------
                                                                                        601
                                                                                   --------
            RAILROADS (0.2%)
    3,600   Burlington Northern Santa Fe Corp.                                          407
   11,200   Norfolk Southern Corp.                                                      755
    2,600   Union Pacific Corp.                                                         214
                                                                                   --------
                                                                                      1,376
                                                                                   --------
            TRADING COMPANIES & DISTRIBUTORS (0.2%)
   58,800   United Rentals, Inc.*                                                     1,211
    2,000   WESCO International, Inc.*                                                   88
                                                                                   --------
                                                                                      1,299
                                                                                   --------
            TRUCKING (0.1%)
   11,500   Ryder System, Inc.                                                          844
                                                                                   --------
            Total Industrials                                                        33,929
                                                                                   --------
            INFORMATION TECHNOLOGY (5.8%)
            -----------------------------
            APPLICATION SOFTWARE (0.0%)
   16,900   Compuware Corp.*                                                            172
                                                                                   --------
            COMMUNICATIONS EQUIPMENT (0.3%)
   35,700   Cisco Systems, Inc.*                                                        954
   27,800   Corning, Inc.                                                               760
      440   Nortel Networks Corp.*                                                        4
    3,000   Tekelec, Inc.*                                                               50
                                                                                   --------
                                                                                      1,768
                                                                                   --------
            COMPUTER HARDWARE (1.3%)
   10,300   Apple, Inc.*                                                              1,944
   22,800   Dell, Inc.*                                                                 526

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USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
  58,000    Hewlett-Packard Co.(m)                                                 $  2,729
  21,700    International Business Machines Corp.(m)                                  2,809
   8,100    Sun Microsystems, Inc.*                                                     105
                                                                                   --------
                                                                                      8,113
                                                                                   --------
            COMPUTER STORAGE & PERIPHERALS (0.9%)
   4,100    EMC Corp.*                                                                   72
     170    Emulex Corp.*                                                                 2
  67,900    Lexmark International, Inc. "A"*                                          2,503
  58,600    Seagate Technology                                                        1,255
  42,800    Western Digital Corp.*                                                    1,606
                                                                                   --------
                                                                                      5,438
                                                                                   --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
  20,100    VeriFone Holdings, Inc.*                                                    295
                                                                                   --------
            ELECTRONIC EQUIPMENT MANUFACTURERS (0.0%)
  19,200    Vishay Intertechnology, Inc.*                                               194
                                                                                   --------
            ELECTRONIC MANUFACTURING SERVICES (0.3%)
   6,600    Multi - Fineline Electronix, Inc.*                                          132
  48,300    Tyco Electronics Ltd.                                                     1,938
                                                                                   --------
                                                                                      2,070
                                                                                   --------
            HOME ENTERTAINMENT SOFTWARE (0.0%)
   5,100    Activision, Inc.*                                                           172
                                                                                   --------
            INTERNET SOFTWARE & SERVICES (0.6%)
  24,000    eBay, Inc.*                                                                 720
   4,400    Google, Inc. "A"(m)*                                                      2,578
  20,700    Yahoo!, Inc.*                                                               554
                                                                                   --------
                                                                                      3,852
                                                                                   --------
            IT CONSULTING & OTHER SERVICES (0.1%)
  35,100    Acxiom Corp.                                                                515
     279    Maximus, Inc.                                                                10
                                                                                   --------
                                                                                        525
                                                                                   --------
            SEMICONDUCTOR EQUIPMENT (0.1%)
  14,300    Applied Materials, Inc.                                                     283
   3,500    MEMC Electronic Materials, Inc.*                                            241
                                                                                   --------
                                                                                        524
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            SEMICONDUCTORS (0.6%)
    3,797   Amkor Technology, Inc.*                                                $     41
   71,800   Intel Corp.                                                               1,664
   53,600   Texas Instruments, Inc.                                                   1,741
                                                                                   --------
                                                                                      3,446
                                                                                   --------
            SYSTEMS SOFTWARE (0.9%)
  199,300   Microsoft Corp.(m)                                                        5,644
    2,200   Symantec Corp.*                                                              48
                                                                                   --------
                                                                                      5,692
                                                                                   --------
            TECHNOLOGY DISTRIBUTORS (0.6%)
   32,600   Arrow Electronics, Inc.*                                                    999
   87,600   Avnet, Inc.*                                                              2,586
                                                                                   --------
                                                                                      3,585
                                                                                   --------
            Total Information Technology                                             35,846
                                                                                   --------
            MATERIALS (2.1%)
            ----------------
            COMMODITY CHEMICALS (0.0%)
    2,000   Celanese Corp. "A"                                                           97
                                                                                   --------
            DIVERSIFIED CHEMICALS (0.7%)
   59,800   Dow Chemical Co.(m)                                                       2,416
    2,500   E.I. du Pont de Nemours & Co.                                               120
   24,400   Eastman Chemical Co.                                                      1,869
                                                                                   --------
                                                                                      4,405
                                                                                   --------
            DIVERSIFIED METALS & MINING (0.2%)
      464   Compass Minerals International, Inc.                                         34
   10,100   Freeport-McMoRan Copper & Gold, Inc.                                      1,168
                                                                                   --------
                                                                                      1,202
                                                                                   --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
    9,500   Monsanto Co.                                                              1,210
    9,200   Terra Industries, Inc.                                                      402
                                                                                   --------
                                                                                      1,612
                                                                                   --------
            METAL & GLASS CONTAINERS (0.2%)
   11,000   Crown Holdings, Inc.*                                                       317
   13,100   Owens-Illinois, Inc.*                                                       750
                                                                                   --------
                                                                                      1,067
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            PAPER PACKAGING (0.1%)
  105,900   Smurfit-Stone Container Corp.*                                         $    713
                                                                                   --------
            PAPER PRODUCTS (0.2%)
  207,500   Domtar Corp.*                                                             1,425
                                                                                   --------
            STEEL (0.4%)
    7,900   AK Steel Holding Corp.                                                      561
   25,200   Reliance Steel & Aluminum Co.                                             1,713
   14,100   Steel Dynamics, Inc.                                                        509
                                                                                   --------
                                                                                      2,783
                                                                                   --------
            Total Materials                                                          13,304
                                                                                   --------
            TELECOMMUNICATION SERVICES (1.7%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
   60,300   AT&T, Inc.(m)                                                             2,406
   27,800   Embarq Corp.                                                              1,315
  113,100   Verizon Communications, Inc.(m)                                           4,351
  134,300   Windstream Corp.                                                          1,792
                                                                                   --------
                                                                                      9,864
                                                                                   --------
            WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    9,200   Telephone & Data Systems, Inc.                                              439
    4,700   United States Cellular Corp.*                                               294
                                                                                   --------
                                                                                        733
                                                                                   --------
            Total Telecommunication Services                                         10,597
                                                                                   --------
            UTILITIES (1.5%)
            ----------------
            ELECTRIC UTILITIES (0.9%)
   62,100   American Electric Power Co., Inc.(m)                                      2,629
   42,800   Edison International                                                      2,278
    6,000   FirstEnergy Corp.                                                           472
                                                                                   --------
                                                                                      5,379
                                                                                   --------
            GAS UTILITIES (0.3%)
   34,600   ONEOK, Inc.                                                               1,732
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
  25,500    Constellation Energy Group, Inc.                                       $  2,199
                                                                                   --------
            Total Utilities                                                           9,310
                                                                                   --------
            Total Common Stocks (cost: $244,641)                                    255,777
                                                                                   --------

PRINCIPAL
   AMOUNT
  $(000)/
   SHARES
---------
            PREFERRED SECURITIES (1.9%)
            CONSUMER STAPLES (0.2%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.2%)
  15,000    Dairy Farmers of America, Inc., 7.88%,
               cumulative redeemable, perpetual(b)                                    1,204
                                                                                   --------
            FINANCIALS (1.2%)
            -----------------
            LIFE & HEALTH INSURANCE (0.2%)
  65,000    Delphi Financial Group, Inc., 7.38%, perpetual                            1,322
                                                                                   --------
            PROPERTY & CASUALTY INSURANCE (0.4%)
  17,500    Axis Capital Holdings Ltd., 7.50%, perpetual                              1,648
  $1,000    White Mountains Re Group, 7.51%, perpetual(b)                               758
                                                                                   --------
                                                                                      2,406
                                                                                   --------
            REINSURANCE (0.4%)
   1,500    Ram Holdings Ltd., 7.50%, non-cumulative, perpetual                         938
  $2,000    Swiss Re Capital I LP, 6.85%, perpetual(b),(c),(m)                        1,831
                                                                                   --------
                                                                                      2,769
                                                                                   --------
            THRIFTS & MORTGAGE FINANCE (0.2%)
  50,000    Countrywide Capital V, 7.00%, cumulative redeemable, perpetual              908
  65,000    IndyMac Bank, F.S.B., 8.50%*(b)                                              69
   5,000    Washington Mutual Capital Trust, 5.38%, cumulative convertible,
               perpetual                                                                145
                                                                                   --------
                                                                                      1,122
                                                                                   --------
            Total Financials                                                          7,619
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES (0.2%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    1,000   Centaur Funding Corp., 9.08%(b)                                        $    977
                                                                                   --------
            U.S. GOVERNMENT (0.3%)
            ----------------------
   40,000   Fannie Mae, 8.25%, perpetual(d),(+)                                         980
   40,000   Freddie Mac, 8.38%, perpetual(d),(+)                                      1,006
                                                                                   --------
            Total U.S. Government                                                     1,986
                                                                                   --------
            Total Preferred Securities (cost: $14,910)                               11,786
                                                                                   --------
            EXCHANGE-TRADED FUNDS (15.7%)
  780,000   iShares MSCI EAFE Index Fund                                             59,904
  268,322   SPDR Trust Series 1(a)                                                   37,659
                                                                                   --------
            Total Exchange-Traded Funds (cost: $86,612)                              97,563
                                                                                   --------
            Total Equity Securities (cost: $346,163)                                365,126
                                                                                   --------

PRINCIPAL
   AMOUNT                                               COUPON
    (000)                                                 RATE        MATURITY
---------                                               ------      ----------
            BONDS (29.3%)

            CORPORATE OBLIGATIONS (13.8%)

            CONSUMER DISCRETIONARY (1.4%)
            -----------------------------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.3%)
  $ 1,000   Kellwood Co.                                   7.88%     7/15/2009          945
    1,000   Kellwood Co.                                   7.63     10/15/2017          665
                                                                                   --------
                                                                                      1,610
                                                                                   --------
            BROADCASTING & CABLE TV (0.5%)
    1,000   Charter Communications Operating, LLC(b)       8.00      4/30/2012          985
    1,000   Cox Enterprises, Inc.(b)                       7.38      6/15/2009        1,019
    1,000   Liberty Media Corp.                            5.70      5/15/2013          920
                                                                                   --------
                                                                                      2,924
                                                                                   --------
            HOMEBUILDING (0.1%)
    1,000   Centex Corp.                                   7.50      1/15/2012          970
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

PRINCIPAL                                                                                                      MARKET
   AMOUNT                                                                      COUPON                           VALUE
    (000)     SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              HOTELS, RESORTS, & CRUISE LINES (0.1%)
  $ 1,000     Royal Caribbean Cruises Ltd.                                       7.25%      6/15/2016        $    910
                                                                                                             --------
              HOUSEHOLD APPLIANCES (0.2%)
    1,500     Stanley Works Capital Trust I                                      5.90      12/01/2045           1,226
                                                                                                             --------
              HOUSEWARES & SPECIALTIES (0.2%)
    1,380     Newell Rubbermaid, Inc.                                            6.35       7/15/2008           1,381
                                                                                                             --------
              Total Consumer Discretionary                                                                      9,021
                                                                                                             --------
              ENERGY (0.5%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (0.2%)
    1,000     Seacor Holdings, Inc.                                              7.20       9/15/2009           1,031
                                                                                                             --------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
    1,000     Sabine Pass LNG, LP                                                7.25      11/30/2013             932
    1,000     TEPPCO Partners, LP                                                7.00       6/01/2067             877
                                                                                                             --------
                                                                                                                1,809
                                                                                                             --------
              Total Energy                                                                                      2,840
                                                                                                             --------
              FINANCIALS (8.5%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    1,000     American Capital Strategies Ltd.                                   6.85       8/01/2012             938
                                                                                                             --------
              CONSUMER FINANCE (0.6%)
    1,000     Ford Motor Credit Co. LLC                                          7.00      10/01/2013             842
    1,000     General Motors Acceptance Corp.                                    6.75      12/01/2014             775
    2,000     SLM Corp.(c),(m)                                                   3.12(e)    1/26/2009           1,958
                                                                                                             --------
                                                                                                                3,575
                                                                                                             --------
              DIVERSIFIED BANKS (0.4%)
    2,000     BayernLB Capital Trust I                                           6.20               -(f)        1,464
    1,000     Emigrant Bancorp, Inc.(b),(c),(m)                                  6.25       6/15/2014           1,068
      273     U.S. Central Credit Union                                          2.70       9/30/2009             266
                                                                                                             --------
                                                                                                                2,798
                                                                                                             --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

PRINCIPAL                                                                                                      MARKET
   AMOUNT                                                                      COUPON                           VALUE
    (000)     SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (0.4%)
  $ 1,000     Great-West Life & Annuity Insurance Co.(b)                         7.15%      5/16/2046        $    896
    1,000     Lincoln National Corp.                                             7.00       5/17/2066             926
    1,000     StanCorp Financial Group, Inc.                                     6.90       5/29/2067             823
                                                                                                             --------
                                                                                                                2,645
                                                                                                             --------
              MULTI-LINE INSURANCE (0.8%)
    1,000     Genworth Financial, Inc.                                           6.15      11/15/2066             810
    1,000     Glen Meadow(b)                                                     6.51       2/12/2067             900
    2,000     Oil Casualty Insurance Ltd.(b),(c),(m)                             8.00       9/15/2034           1,707
    1,500     Oil Insurance Ltd.(b)                                              7.56               -(f)        1,304
                                                                                                             --------
                                                                                                                4,721
                                                                                                             --------
              PROPERTY & CASUALTY INSURANCE (2.0%)
    2,000     Assured Guaranty U.S. Holdings, Inc.                               6.40      12/15/2066           1,435
    1,000     Fidelity National Title Group, Inc.                                7.30       8/15/2011           1,031
    1,000     Fidelity National Title Group, Inc.                                5.25       3/15/2013             962
    1,500     Fund American Companies, Inc.                                      5.88       5/15/2013           1,448
    2,000     Liberty Mutual Group, Inc.(b),(c),(m)                              7.00       3/15/2037           1,704
    1,000     MBIA Insurance Co.(b)                                             14.00       1/15/2033             881
    1,500     Progressive Corp.                                                  6.70       6/15/2037           1,327
    1,000     RLI Corp.                                                          5.95       1/15/2014             962
    1,000     Security Capital Assurance Ltd.*                                   6.88               -(f)           51
    1,500     Travelers Companies, Inc.                                          6.25       3/15/2037           1,292
    1,500     XL Capital Ltd.                                                    6.50               -(f)        1,052
                                                                                                             --------
                                                                                                               12,145
                                                                                                             --------
              REGIONAL BANKS (2.4%)
    4,000     CBG Florida REIT Corp.(b)                                          7.11               -(f)        1,341
    1,000     Cullen/Frost Bankers, Inc.                                         5.75       2/15/2017           1,008
    1,000     Fifth Third Capital Trust IV                                       6.50       4/15/2037             733
    1,000     First Republic Bank Corp.                                          7.75       9/15/2012           1,057
    2,000     Fulton Capital Trust I                                             6.29       2/01/2036           1,373
    1,500     Huntington Capital III                                             6.65       5/15/2037           1,018
    1,000     Imperial Bank                                                      8.50       4/01/2009           1,032
    1,500     National City Preferred Capital Trust I(c),(m)                    12.00               -(f)        1,547
    2,000     PNC Preferred Funding Trust(b)                                     6.52               -(f)        1,586
    1,500     Popular North America Capital Trust I                              6.56       9/15/2034           1,011
    2,000     Regions Financing Trust II                                         6.63       5/15/2047           1,444
    1,000     TCF National Bank                                                  5.50       2/01/2016           1,015
    1,000     Webster Capital Trust IV                                           7.65       6/15/2037             668
                                                                                                             --------
                                                                                                               14,833
                                                                                                             --------

32

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

PRINCIPAL                                                                                                      MARKET
   AMOUNT                                                                      COUPON                           VALUE
    (000)     SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              REITs - RETAIL (0.7%)
  $ 2,000     Pan Pacific Retail Properties, Inc.(c),(m)                         7.95%      4/15/2011        $  2,112
    1,000     Rouse Co.(a)                                                       8.00       4/30/2009             998
    1,500     Rouse Co. LP(b)                                                    6.75       5/01/2013           1,351
                                                                                                             --------
                                                                                                                4,461
                                                                                                             --------
              REITs - SPECIALIZED (0.1%)
    1,000     Hospitality Properties Trust                                       5.13       2/15/2015             848
                                                                                                             --------
              SPECIALIZED FINANCE (0.1%)
    1,000     Financial Security Assurance Holdings Ltd.(b)                      6.40      12/15/2066             702
                                                                                                             --------
              THRIFTS & MORTGAGE FINANCE (0.8%)
    1,000     Independence Community Bank Corp.                                  3.50       6/20/2013             803
    1,000     Radian Group, Inc.                                                 7.75       6/01/2011             845
    2,000     Roslyn Bancorp, Inc.(c),(m)                                        7.50      12/01/2008           2,035
    1,000     Washington Mutual Preferred Funding Trust I(b)                     6.53               -(f)          580
    1,000     Washington Mutual Preferred Funding Trust IV(b)                    9.75               -(f)          891
                                                                                                             --------
                                                                                                                5,154
                                                                                                             --------
              Total Financials                                                                                 52,820
                                                                                                             --------
              INDUSTRIALS (0.5%)
              ------------------
              BUILDING PRODUCTS (0.1%)
    1,000     USG Corp.                                                          6.30      11/15/2016             820
                                                                                                             --------
              TRUCKING (0.4%)
    2,500     Roadway Corp.(c),(m)                                               8.25      12/01/2008           2,516
                                                                                                             --------
              Total Industrials                                                                                 3,336
                                                                                                             --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    1,000     US Unwired, Inc.                                                  10.00       6/15/2012             973
                                                                                                             --------
              UTILITIES (2.7%)
              ----------------
              ELECTRIC UTILITIES (1.6%)
    1,399     Cedar Brakes II, LLC(b),(c),(m)                                    9.88       9/01/2013           1,544
      868     Entergy Gulf States, Inc.                                          6.20       7/01/2033             771
    1,000     FPL Group Capital, Inc.                                            6.35      10/01/2066             889

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

PRINCIPAL                                                                                                      MARKET
   AMOUNT                                                                      COUPON                           VALUE
    (000)     SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
  $ 2,000     Monongahela Power Co.(c),(m)                                       7.36%      1/15/2010        $  2,103
    1,661     Oglethorpe Power Corp.(c),(m)                                      6.97       6/30/2011           1,730
      898     Power Contract Financing, LLC(b)                                   6.26       2/01/2010             912
    1,000     PPL Capital Funding, Inc.                                          6.70       3/30/2067             861
    1,000     West Penn Power Co.                                                6.63       4/15/2012           1,050
                                                                                                             --------
                                                                                                                9,860
                                                                                                             --------
              GAS UTILITIES (0.1%)
    1,000     Enbridge Energy Partners, LP                                       8.05      10/01/2037             942
                                                                                                             --------
              MULTI-UTILITIES (1.0%)
    2,000     Black Hills Corp.(c),(m)                                           6.50       5/15/2013           1,990
    1,000     PNM Resources, Inc.                                                9.25       5/15/2015           1,042
    1,000     Puget Sound Energy, Inc.                                           6.97       6/01/2067             869
    1,500     Wisconsin Energy Corp.                                             6.25       5/15/2067           1,306
    1,000     WPS Resources Corp.                                                6.11      12/01/2066             851
                                                                                                             --------
                                                                                                                6,058
                                                                                                             --------
              Total Utilities                                                                                  16,860
                                                                                                             --------
              Total Corporate Obligations (cost: $95,575)                                                      85,850
                                                                                                             --------
              EURODOLLAR AND YANKEE OBLIGATIONS (6.0%)

              ENERGY (0.5%)
              -------------
              INTEGRATED OIL & GAS (0.3%)
      667     PEMEX Finance Ltd.                                                 8.88      11/15/2010             707
    1,500     Trans-Canada Pipelines Ltd.(c),(m)                                 6.35       5/15/2067           1,321
                                                                                                             --------
                                                                                                                2,028
                                                                                                             --------
              OIL & GAS DRILLING (0.2%)
    1,156     Delek & Avner-Yam Tethys Ltd.(b)                                   5.33       8/01/2013           1,165
                                                                                                             --------
              Total Energy                                                                                      3,193
                                                                                                             --------
              FINANCIALS (5.3%)
              -----------------
              DIVERSIFIED BANKS (3.1%)
    1,000     ANZ Capital Trust I(b)                                             4.48               -(f)          968
    1,500     Barclays Bank plc(b),(c),(m)                                       5.93               -(f)        1,288
    1,500     BBVA International Preferred S.A. Unipersonal(b)                   5.92               -(f)        1,220
    1,000     BOI Capital Funding Number 3 LP(b)                                 6.11               -(f)          758
    1,000     HBOS plc(b)                                                        6.41               -(f)          774
    1,000     Landsbanki Islands hf(b)                                           7.43               -(f)          724

34

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

PRINCIPAL                                                                                                      MARKET
   AMOUNT                                                                      COUPON                           VALUE
    (000)     SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
  $ 1,000     Lloyds TSB Group plc(b)                                             6.27%             -(f)     $    827
    1,000     Mizuho Capital Investment 1 Ltd.(b)                                 6.69              -(f)          884
    1,000     National Capital Trust II(b)                                        5.49              -(f)          862
    1,000     Natixis                                                            10.00              -(f)          997
    1,000     Nordea Bank AB(b)                                                   5.42              -(f)          855
    2,000     Royal Bank of Scotland Group plc                                    7.64              -(f)        1,882
    2,000     Skandinaviska Enskilda Banken AB(b),(c),(m)                         5.47              -(f)        1,708
    2,000     Societe Generale(b),(c),(m)                                         5.92              -(f)        1,744
    1,000     Standard Chartered plc(b)                                           6.41              -(f)          827
    1,000     Sumitomo Mitsui Financial Group(b)                                  6.08              -(f)          876
    2,000     UFJ Finance Aruba AEC                                               8.75              -(f)        2,003
                                                                                                             --------
                                                                                                               19,197
                                                                                                             --------
              LIFE & HEALTH INSURANCE (0.1%)
    1,000     AXA S.A.(b)                                                         6.46              -(f)          811
                                                                                                             --------
              MULTI-LINE INSURANCE (0.2%)
    1,000     ING Capital Funding Trust III                                      8.44               -(f)        1,014
                                                                                                             --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
    1,000     ZFS Finance USA Trust II(b)                                        6.45      12/15/2065             889
                                                                                                             --------
              PROPERTY & CASUALTY INSURANCE (0.4%)
    1,000     Allied World Assurance Holdings Ltd.                               7.50       8/01/2016             992
    1,000     Catlin Insurance Co. Ltd.(b)                                       7.25               -(f)          759
    1,000     Mantis Reef Ltd. II(b)                                             4.80      11/03/2009             976
                                                                                                             --------
                                                                                                                2,727
                                                                                                             --------
              REGIONAL BANKS (0.4%)
    1,500     Credit Agricole S.A.(b)                                            6.64               -(f)        1,235
    2,000     Glitnir Banki hf(b),(c),(m)                                        7.45               -(f)        1,389
                                                                                                             --------
                                                                                                                2,624
                                                                                                             --------
              REINSURANCE (0.8%)
    1,000     Endurance Specialty Holdings, Ltd.                                 6.15      10/15/2015             938
    1,000     Max USA Holdings Ltd.(b)                                           7.20       4/14/2017           1,009
    1,500     Montpelier Re Holdings Ltd.                                        6.13       8/15/2013           1,458
    1,500     Platinum Underwriters Finance, Inc.                                7.50       6/01/2017           1,450
                                                                                                             --------
                                                                                                                4,855
                                                                                                             --------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

PRINCIPAL                                                                                                      MARKET
   AMOUNT                                                                      COUPON                           VALUE
    (000)     SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              SPECIALIZED FINANCE (0.1%)
  $ 1,000     QBE Capital Funding II LP(b)                                       6.80%              -(f)     $    867
                                                                                                             --------
              Total Financials                                                                                 32,984
                                                                                                             --------
              MATERIALS (0.2%)
              ----------------
              DIVERSIFIED METALS & MINING (0.2%)
    1,000     Glencore Finance S.A.                                              8.00               -(f)          992
                                                                                                             --------
              Total Eurodollar and Yankee Obligations (cost: $40,818)                                          37,169
                                                                                                             --------
              ASSET-BACKED SECURITIES (4.3%)

              FINANCIALS (4.1%)
              -----------------
              ASSET-BACKED FINANCING (4.1%)
      460     Aerco Ltd.(b)                                                      3.03(e)    7/15/2025             461
    1,000     AESOP Funding II, LLC(b)                                           2.70(e)    3/20/2012             972
      410     Airport Airplanes                                                  3.09(e)    3/15/2019             369
    1,000     American Express Credit Account Master Trust(b)                    2.86(e)    9/15/2016             823
    1,000     Americredit Automobile Receivables Trust(g)                        6.96      10/14/2014           1,000
    2,000     Banc of America Mortgage Securities, Inc.(c),(m)                   4.15(e)    7/25/2034           1,957
    1,000     Bank One Issuance Trust                                            4.77       2/16/2016             863
    1,000     Capital One Auto Finance Trust (INS)                               4.71       6/15/2012             950
    1,000     Capital One Auto Finance Trust                                     2.54(e)    5/15/2013             887
    1,290     Capital One Multi-Asset Execution Trust                            6.00       8/15/2013           1,241
    1,088     CPS Auto Receivables Trust(b)                                      5.27      10/15/2010           1,077
    1,220     CPS Auto Receivables Trust (INS)                                   6.48       7/15/2013           1,225
    1,500     Credit Acceptance Auto Dealer Loan Trust                           6.16       4/15/2013           1,454
    1,000     Detroit Edison Securitization Funding, LLC                         6.42       3/01/2015           1,055
    1,000     GE Capital Credit Card Master Note Trust                           2.62(e)    9/15/2012             967
    1,000     Hertz Vehicle Financing, LLC                                       5.08      11/25/2011             947
    1,000     HSBC Automotive Trust                                              4.94      11/19/2012           1,002
    1,000     MBNA Master Credit Card Note Trust                                 6.80       7/15/2014             978
    1,500     Rental Car Finance Corp.(b)                                        2.53(e)    7/25/2013           1,174
      365     Santander Drive Auto Receivables Trust                             5.20      12/15/2010             365
    1,500     Triad Automobile Receivables Owners Trust                          5.43       7/14/2014           1,496
    1,859     UPFC Auto Receivables Trust(c),(m)                                 5.75       9/15/2010           1,871
    1,321     USXL Funding, LLC (INS)(b)                                         5.38       4/15/2014           1,232
    1,000     WFS Financial Owner Trust                                          4.76       5/17/2013             959
                                                                                                             --------
              Total Financials                                                                                 25,325
                                                                                                             --------

36

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

PRINCIPAL                                                                                                      MARKET
   AMOUNT                                                                      COUPON                           VALUE
    (000)     SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.2%)
              ------------------
              AIRLINES (0.2%)
  $   117     America West Airlines, Inc.                                        6.85%      7/02/2009        $    114
    1,320     America West Airlines, Inc. (INS)                                  7.93       1/02/2019           1,309
                                                                                                             --------
              Total Industrials                                                                                 1,423
                                                                                                             --------
              Total Asset-Backed Securities (cost: $26,392)                                                    26,748
                                                                                                             --------
              COMMERCIAL MORTGAGE SECURITIES (4.4%)

              FINANCIALS (4.4%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (4.4%)
      634     Banc of America Commercial Mortgage, Inc.                          7.02       9/15/2032             641
    1,250     Banc of America Commercial Mortgage, Inc.(c),(m)                   7.20       9/15/2032           1,295
    1,000     Banc of America Commercial Mortgage, Inc.                          5.11(e)   11/10/2042             909
      496     Bear Stearns Commercial Mortgage Securities, Inc.                  4.00       3/13/2040             488
    1,000     Citigroup Commercial Mortgage Trust                                5.40(e)    7/15/2044             930
      400     Commercial Mortgage Asset Trust                                    6.98       1/17/2032             424
      282     Credit Suisse First Boston Mortgage
                 Securities Corp.                                                6.10       8/15/2036             283
    1,000     Credit Suisse First Boston Mortgage
                 Securities Corp.                                                5.10       8/15/2038             919
    1,000     Credit Suisse First Boston Mortgage
                 Securities Corp.                                                7.17       5/17/2040           1,044
    1,555     Credit Suisse First Boston Mortgage
                 Securities Corp.(c),(m)                                         7.55       4/15/2062           1,610
    1,759     DLJ Commercial Mortgage Corp.(c),(m)                               6.46       3/10/2032           1,775
    1,843     DLJ Commercial Mortgage Corp.                                      7.30       6/10/2032           1,883
    2,000     G-Force, LLC(b),(c),(m)                                            5.16      12/25/2039           1,889
    1,000     GE Capital Commercial Mortgage Corp.(c),(m)                        6.07       6/10/2038           1,029
    1,000     GMAC Commercial Mortgage Security, Inc.(c),(m)                     4.81       5/10/2043             909
      698     Government Lease Trust(b)                                          6.48       5/18/2011             719
    1,000     GS Mortgage Securities Corp. II(c),(m)                             4.78       7/10/2039             916
    1,000     J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.(c),(m)                                         4.82       9/12/2037             992
    1,000     J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                                4.99       9/12/2037             915
      197     Merrill Lynch Mortgage Investors, Inc.                             6.48      11/15/2026             198
      784     Merrill Lynch Mortgage Investors, Inc.                             7.56      11/15/2031             806
    1,500     Mortgage Capital Funding, Inc.                                     7.09(e)    6/18/2030           1,510
    1,000     Nationslink Funding Corp.(b)                                       6.80(e)    1/20/2031           1,002

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

PRINCIPAL                                                                                                      MARKET
   AMOUNT                                                                      COUPON                           VALUE
    (000)     SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
  $ 1,906     Paine Weber Mortgage Acceptance Corp.(c),(m)                       6.82%      6/15/2032        $  1,919
    2,000     Prudential Mortgage Capital Funding, LLC(c),(m)                    6.76       5/10/2034           2,097
      133     Salomon Brothers Mortgage Securities VII, Inc.                     6.34      12/18/2033             133
                                                                                                             --------
                                                                                                               27,235
                                                                                                             --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
   10,651     Greenwich Capital Commercial Funding Corp.,
                 acquired 8/13/2003; cost $602(b),(h)                            2.22       1/11/2035             299
                                                                                                             --------
              Total Financials                                                                                 27,534
                                                                                                             --------
              Total Commercial Mortgage Securities (cost: $26,678)                                             27,534
                                                                                                             --------
              U.S. GOVERNMENT AGENCY ISSUES (0.0%)(d)

              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
    9,451     Government National Mortgage Assn.                                 1.73(e)    7/16/2010             111
                                                                                                             --------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
      102     Government National Mortgage Assn. I                               7.00       4/15/2032             109
                                                                                                             --------
              Total U.S. Government Agency Issues (cost: $211)                                                    220
                                                                                                             --------
              U.S. TREASURY SECURITIES (0.0%)

              NOTES (0.0%)
      200     2.00%, 2/28/2010 (cost: $202)                                                                       198
                                                                                                             --------
              MUNICIPAL BONDS (0.8%)

              CASINOS & GAMING (0.5%)
    2,000     Mashantucket (Western) Pequot Tribe(b)                             5.91       9/01/2021           1,781
    1,500     Seneca Nation of Indians Capital
                 Improvements Auth.                                              6.75      12/01/2013           1,455
                                                                                                             --------
                                                                                                                3,236
                                                                                                             --------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
      584     California Maritime Infrastructure Auth.                           6.63      11/01/2009             585
                                                                                                             --------
              SPECIAL ASSESSMENT/TAX/FEE (0.2%)
    1,000     Erie County Tobacco Asset Securitization Corp.                     6.00       6/01/2028             863
                                                                                                             --------
              Total Municipal Bonds (cost: $5,057)                                                              4,684
                                                                                                             --------
              Total Bonds (cost: $194,933)                                                                    182,403
                                                                                                             --------

38

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                                     MARKET
    AMOUNT                                                                     COUPON                           VALUE
     (000)    SECURITY                                                           RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (12.1%)

              COMMERCIAL PAPER (0.3%)

              Energy (0.3%)
              -------------
              OIL & GAS EXPLORATION& PRODUCTION (0.3%)
   $ 2,003    EOG Resources Inc.(b),(i)                                          2.85%     6/02/2008         $  2,003
                                                                                                             --------
              DISCOUNT NOTES (2.0%)
    12,261    Federal Home Loan Bank(d),(+)                                      1.90      6/02/2008           12,260
                                                                                                             --------
              U.S. TREASURY BILLS (0.6%)
     3,586    1.54%, 7/17/2008(l)                                                                               3,579
                                                                                                             --------

    NUMBER
 OF SHARES
----------
              MONEY MARKET FUNDS (9.2%)
57,283,484    State Street Institutional Liquid Reserves, 2.62%(k)                                             57,284
                                                                                                             --------
              Total Money Market Instruments (cost: $75,126)                                                   75,126
                                                                                                             --------

 PRINCIPAL
    AMOUNT
     (000)
----------
              SHORT-TERM INVESTMENTS PURCHASED WITH
              CASH COLLATERAL FROM SECURITIES LOANED (6.4%)

              COMMERCIAL PAPER (1.4%)

              FINANCIALS (1.4%)
              -----------------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.4%)
   $ 9,000    Park Avenue Receivables(b)                                         2.49      6/02/2008            8,999
                                                                                                             --------
              CORPORATE OBLIGATIONS (0.8%)

              FINANCIALS (0.8%)
              -----------------
              REGIONAL BANKS (0.8%)
     5,000    Bank of America, N.A.                                              2.43(e)   6/13/2008            4,999
                                                                                                             --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

   PRINCIPAL                                                                                                   MARKET
      AMOUNT                                                                                                    VALUE
       (000)  SECURITY                                                                                          (000)
---------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (3.5%)
     $ 2,000  Credit Suisse First Boston LLC, 2.35%, acquired on 5/30/2008 and due 6/02/2008 at $2,000 (collateralized by $3,905 of
                 U.S. Treasury, 4.86%(j) , due 11/15/2021; market value $2,041)                              $  2,000
      20,000  Deutsche Bank Securities, Inc., 2.30%, acquired on 5/30/2008 and due 6/02/2008 at $20,000 (collateralized by $20,468 of
                 Tennessee Valley Auth.(d), 5.38%, due 4/01/2056;
                 market value $20,400)                                                                         20,000
                                                                                                             --------
              Total Repurchase Agreements                                                                      22,000
                                                                                                             --------

      NUMBER
   OF SHARES
------------
              MONEY MARKET FUNDS (0.7%)
     162,108  AIM Short-Term Investment Co. Liquid Assets Portfolio, 2.63%(k)                                     162
   4,104,000  Merrill Lynch Premier Institutional Fund, 2.83%(k)                                                4,104
                                                                                                             --------
              Total Money Market Funds                                                                          4,266
                                                                                                             --------
              Total Short-Term Investments Purchased With Cash Collateral
                 From Securities Loaned (cost: $40,265)                                                        40,264
                                                                                                             --------

              TOTAL INVESTMENTS (COST: $656,487)                                                             $662,919
                                                                                                             ========

      NUMBER
OF CONTRACTS
------------
              PURCHASED OPTIONS (0.0%)
         286  Put - On S&P 500 Index expiring July 19, 2008 at 1300                                               269
                                                                                                             --------

              TOTAL PURCHASED OPTIONS (COST: $658)                                                           $    269
                                                                                                             ========

              WRITTEN OPTIONS (0.0%)
       (286)  Put - On S&P 500 Index expiring June 21, 2008 at 1210                                               (10)
       (286)  Call - On S&P 500 Index expiring June 21, 2008 at 1440                                             (152)
                                                                                                             --------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $671)                                                $   (162)
                                                                                                             ========

40

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA BALANCED STRATEGY FUND
MAY 31, 2008

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 17.5% of net assets as of May 31, 2008.

CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------
         EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

         INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The interest rate disclosed is the purchase yield, which reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

         iSHARES - exchange-traded funds, managed by Barclays Global Fund Advisors, that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

         REIT - Real estate investment trust

         SPDR - Standard & Poor's depositary receipt, or "Spider," is an exchange-traded fund based on either the S&P 500 Index or the S&P MidCap 400 Index, and is traded on the American Stock Exchange (AMEX).

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

         (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Financial Guaranty Insurance Co., or Financial Security Assurance Holdings Ltd. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of May 31, 2008.

         (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined

42

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

             by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (c) At May 31, 2008, a portion of this security is segregated as collateral to cover outstanding written option calls.

         (d) U.S. government agency issues - mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises indicated with "+" are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2008.

         (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

         (g) Security was fair valued at May 31, 2008, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

         (h) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2008, was $299,000, which represented less than 0.1% of the Fund's net assets.

         (i) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

             must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (j) Zero-coupon security. Rate represents the effective yield at the date of purchase.

         (k) Rate represents the money market fund annualized seven-day yield at May 31, 2008.

         (l) Security with a value of $3,579,000 is segregated as collateral for initial margin requirements on open futures contracts.

         (m) Security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2008, as shown in the following table:

                                                                VALUE AT                  UNREALIZED
   TYPE OF FUTURE      EXPIRATION   CONTRACTS  POSITION  TRADE DATE   MAY 31, 2008       APPRECIATION
-----------------------------------------------------------------------------------------------------
S&P 500 Index
   Futures             June 2008        8       Long     $ 2,777,000     $ 2,801,000      $   24,000
Russell E Mini
   2000 Index
   Futures             June 2008      751       Long      54,185,000      56,227,000       2,042,000
U.S. Treasury
   Notes 10yr
   Futures             June 2008      (50)      Short     (5,919,000)     (5,698,000)        221,000
                                                                                          ----------
                                                                                          $2,287,000
                                                                                          ==========

*  Non-income-producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)


USAA BALANCED STRATEGY FUND
MAY 31, 2008

ASSETS
   Investments in securities, at market value (including securities
      on loan of $39,318) (cost of $656,487)                                      $662,919
   Purchased options, at market value (cost of $658)                                   269
   Receivables:
      Capital shares sold                                                            1,026
      USAA Investment Management Company (Note 6D)                                     741
      Dividends and interest                                                         3,586
      Securities sold                                                                  842
      Other                                                                             11
   Variation margin on futures contracts                                               652
                                                                                  --------
         Total assets                                                              670,046
                                                                                  --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              40,265
      Securities purchased                                                           6,498
      Capital shares redeemed                                                          313
      Written options, at market value (premiums received of $671)                     162
      Bank overdraft                                                                   123
   Accrued management fees                                                             371
   Accrued transfer agent's fees                                                        10
   Other accrued expenses and payables                                                 118
                                                                                  --------
         Total liabilities                                                          47,860
                                                                                  --------
             Net assets applicable to capital shares outstanding                  $622,186
                                                                                  ========

NET ASSETS CONSIST OF:
   Paid-in capital                                                                $629,436
   Accumulated undistributed net investment income                                   2,423
   Accumulated net realized loss on investments, options,
      and futures transactions                                                     (18,512)
   Net unrealized appreciation of investments, options, and futures contracts        8,839
                                                                                  --------
             Net assets applicable to capital shares outstanding                  $622,186
                                                                                  ========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                      44,397
                                                                                  ========
   Net asset value, redemption price, and offering price per share                $  14.01
                                                                                  ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA BALANCED STRATEGY FUND
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
   Dividends                                                      $  7,836
   Interest                                                         14,805
   Securities lending (net)                                             72
                                                                  --------
       Total income                                                 22,713
                                                                  --------
EXPENSES
   Management fees                                                   4,468
   Administration and servicing fees                                   944
   Transfer agent's fees                                             1,926
   Custody and accounting fees                                         215
   Postage                                                             170
   Shareholder reporting fees                                           73
   Trustees' fees                                                       10
   Registration fees                                                    54
   Professional fees                                                    70
   Other                                                                13
                                                                  --------
         Total expenses                                              7,943
   Expenses paid indirectly                                            (12)
   Expenses reimbursed                                              (1,649)
                                                                  --------
         Net expenses                                                6,282
                                                                  --------
NET INVESTMENT INCOME                                               16,431
                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                  (11,486)
      Options                                                          210
      Futures transactions                                          (2,397)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                  (29,275)
      Options                                                          120
      Futures contracts                                              1,430
                                                                  --------
         Net realized and unrealized loss                          (41,398)
                                                                  --------
   Decrease in net assets resulting from operations               $(24,967)
                                                                  ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA BALANCED STRATEGY FUND
YEARS ENDED MAY 31,

                                                                  2008             2007
                                                             --------------------------
FROM OPERATIONS
  Net investment income                                      $ 16,431         $  15,689
  Net realized gain (loss) on investments                     (11,486)           36,093
  Net realized gain on options                                    210                 -
  Net realized gain (loss) on futures transactions             (2,397)              542
  Change in net unrealized appreciation/depreciation of:
     Investments                                              (29,275)           32,236
     Options                                                      120                 -
     Futures contracts                                          1,430               857
                                                             --------------------------
        Increase (decrease) in net assets resulting
           from operations                                    (24,967)           85,417
                                                             --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (16,531)          (15,949)
  Net realized gains                                          (30,369)          (38,037)
                                                             --------------------------
     Distributions to shareholders                            (46,900)          (53,986)
                                                             --------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                    124,118           92,710
  Reinvested dividends                                          46,415           53,473
  Cost of shares redeemed                                     (138,260)        (149,958)
                                                             --------------------------
     Increase (decrease) in net assets from capital
        share transactions                                      32,273           (3,775)
                                                             --------------------------
  Net increase (decrease) in net assets                        (39,594)          27,656
NET ASSETS
  Beginning of year                                            661,780          634,124
                                                             --------------------------
  End of year                                                $ 622,186        $ 661,780
                                                             ==========================
Accumulated undistributed net investment income:
   End of year                                               $   2,423        $   2,523
                                                             ==========================

CHANGE IN SHARES OUTSTANDING
  Shares sold                                                    8,588            6,113
  Shares issued for dividends reinvested                         3,188            3,568
  Shares redeemed                                               (9,518)          (9,903)
                                                             --------------------------
     Increase (decrease) in shares outstanding                   2,258             (222)
                                                             ==========================

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA BALANCED STRATEGY FUND
MAY 31, 2008

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last

48

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                 quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

              4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price.

              5. Options are valued by a pricing service at the National Best
                 Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              6. Short-term securities with original or remaining maturities of
                 60 days or less may be valued at amortized cost, which approximates market value.

              7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The
                 Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              8. Repurchase agreements are valued at cost, which approximates market value.

              9. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing

50

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

                 services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

           B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures positions). Subsequently, payments known as variation-margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. In addition to the segregation of securities to cover the initial margin requirements, the Fund segregates securities to cover the value of all open futures contracts.
              When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation between movements in the price of futures contracts and the underlying hedged securities and the risk that the counterparty will fail to perform its obligations.

           C. OPTION TRANSACTIONS - The Fund may write (sell) and purchase options on securities or securities indexes. The Fund employs an index option strategy which involves holding a combination of call and put options designed to limit market risk.

              Writing put options tends to increase the Fund's participation in downward movements of the underlying security or index. Writing call options tends to decrease the Fund's participation in upward

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              movements of the underlying security or index. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or index in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security or index underlying the written option. A written put option has defined risk, which is the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

              Purchasing call options tends to increase the Fund's participation in upward movements of the underlying security or index. Purchasing put options tends to decrease the Fund's participation in downward movements of the underlying security or index. The Fund pays a premium which is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid

52

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              for purchased options which are exercised are added to the cost of the security or index acquired for call options or offset against the proceeds received from the sale of the underlying security or index for put options. Premiums paid for purchasing options that are closed through an offsetting sale transaction become a component of realized gain/loss.

           D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

           F. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

           G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from

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           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

           H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. The Fund had no delayed-delivery or when-issued commitments as of May 31, 2008.

           I. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2008, custodian and other bank credits reduced the Fund's expenses by $12,000. For the year ended May 31, 2008, the Fund did not incur any brokerage commission recapture credits.

           J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide

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           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

           K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

         For the year ended May 31, 2008, the Fund paid CAPCO facility fees of $1,000, which represents 1.6% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2008.

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USAA BALANCED STRATEGY FUND
MAY 31, 2008

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         The tax character of distributions paid during the years ended May 31, 2008, and 2007, was as follows:

                                              2008                 2007
                                          --------------------------------
Ordinary income*                          $42,895,000          $23,689,000
Long-term realized capital gains            4,005,000           30,297,000

         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

         As of May 31, 2008, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $  2,501,000
Accumulated capital and other losses                                 (13,840,000)
Unrealized appreciation                                                4,089,000

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, the mark-to-market of open futures contracts, and the tax recognition of net unrealized appreciation on open option and futures contracts.

         Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2008, the Fund had a current post-October capital loss of $13,840,000, for federal income tax purposes, which will be recognized on the first day of the following fiscal year.

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           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2008, were $1,114,109,000 and $1,168,317,000, respectively.

         As of May 31, 2008, the cost of securities, including short-term securities, for federal income tax purposes, was $659,099,000.

         For the year ended May 31, 2008 transactions in written call and put options were as follows:

                                                                  PREMIUMS
                                                  NUMBER OF       RECEIVED
                                                  CONTRACTS        (000S)
                                                  ------------------------
Outstanding at May 31, 2007                           -             $  -
Options written                                     638              755
Options expired                                     (66)             (84)
                                                  ------------------------
Outstanding at May 31, 2008                         572             $671
                                                  ========================

         Gross unrealized appreciation and depreciation of investments as of May 31, 2008, for federal income tax purposes, were $32,383,000 and $28,294,000, respectively, resulting in net unrealized appreciation of $4,089,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term

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           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         investments. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2008, the Fund received securities-lending income of $72,000, which is net of the 20% income retained by Wachovia. As of May 31, 2008, the Fund loaned securities having a fair market value of approximately $39,318,000, which excluded $159,000 of securities on loan that were sold prior to May 31, 2008. The Fund received cash collateral of $40,265,000 for the loans. Of this amount, $40,265,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and less than $500 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is

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           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

              The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                     AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                       +/- 0.04%
+/- 4.01% to 7.00%                       +/- 0.05%
+/- 7.01% and greater                    +/- 0.06%

(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

60

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           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

              For the year ended May 31, 2008, the Fund incurred total management fees, paid or payable to the Manager, of $4,468,000, which is net of a performance adjustment of $(252,000) that decreased the base management fee of 0.75% by 0.04%.

           B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with Deutsche Investment Management Americas Inc. (DIMA), under which DIMA directs the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager). Effective October 1, 2007, the Manager has entered into an investment subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group). The Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager).

              The Manager (not the Fund) pays DIMA a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that DIMA manages. For the year ended May 31, 2008, the Manager incurred subadvisory fees, paid or payable to DIMA, of $478,000.

              The Manager (not the Fund) pays CSSU a subadvisory fee based on the total notional amount of the options contracts that CSSU manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, and the USAA Total Return Strategy Fund, in annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million;

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USAA BALANCED STRATEGY FUND
MAY 31, 2008

              0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the option contracts' underlying index. For the year ended May 31, 2008, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU, of $9,000.

           C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2008, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $944,000.

              In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2008, the Fund reimbursed the Manager $10,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

           D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. For the year ended May 31, 2008, the Fund incurred reimbursable expenses of $1,649,000, of which $741,000 was receivable from the Manager.

           E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge

62

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           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2008, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,926,000.

           F. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
--------------------------------------------------------------------------------

         During the year ended May 31, 2008, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                                                 NET REALIZED
                                                                    COST TO         LOSS TO
            SELLER                         PURCHASER               PURCHASER        SELLER
---------------------------------------------------------------------------------------------
USAA Cornerstone Strategy Fund     USAA Balanced Strategy Fund      $922,000      $(147,000)

(9) NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

           A. FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" (FIN 48) - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FIN 48. FIN 48 provides

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           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund adopted FIN 48 effective June 1, 2007, and has applied it to all open tax years as of the effective date. The Manager has determined that the adoption of FIN 48 has not resulted in a material impact to the Fund's net assets, results of operations, or financial statement disclosures.

           B. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS" (SFAS 157) - In September 2006, FASB issued SFAS 157. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption of SFAS 157 will impact the amounts reported in the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

           C. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) - In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose

64

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           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

              different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

           D. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) - In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Manager is in the process of evaluating the impact of SFAS 161 on the Fund's financial statement disclosures.

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           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

(10) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED MAY 31,
                                           ------------------------------------------------------------------------
                                               2008             2007            2006           2005            2004
                                           ------------------------------------------------------------------------
Net asset value at
   beginning of period                     $  15.70         $  14.97        $  15.41       $  14.70        $  13.35
                                           ------------------------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income                        .38              .37             .34            .26             .20
   Net realized and unrealized
     gain (loss)                               (.96)            1.68             .26            .86            1.37
                                           ------------------------------------------------------------------------
Total from investment operations               (.58)            2.05             .60           1.12            1.57
                                           ------------------------------------------------------------------------
Less distributions from:
   Net investment income                       (.38)            (.38)           (.31)          (.25)           (.22)
   Realized capital gains                      (.73)            (.94)           (.73)          (.16)              -
                                           ------------------------------------------------------------------------
Total distributions                           (1.11)           (1.32)          (1.04)          (.41)           (.22)
                                           ------------------------------------------------------------------------
Net asset value at end of period           $  14.01         $  15.70        $  14.97       $  15.41        $  14.70
                                           ========================================================================
Total return (%)*                             (3.82)           14.28(a)         3.84           7.67           11.82
Net assets at end of period (000)          $622,186         $661,780        $634,124       $609,763        $522,951
Ratios to average net assets:**
   Expenses (%)(b)                             1.00             1.00(a)         1.00           1.00            1.00
   Expenses, excluding
     reimbursements (%)(b)                     1.26             1.26(a)         1.27           1.29            1.33
   Net investment income (%)                   2.61             2.46            2.15           1.74            1.38
Portfolio turnover (%)                          185(c)           179             153             68              55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2008, average net assets were $629,373,000.
(a) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                               (.00%)           (.01%)          (.01%)         (.02%)          (.02%)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to changes in asset allocation strategies.

66

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2007, through May 31, 2008.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                     BEGINNING               ENDING               DURING PERIOD*
                                   ACCOUNT VALUE          ACCOUNT VALUE         DECEMBER 1, 2007 -
                                  DECEMBER 1, 2007         MAY 31, 2008            MAY 31, 2008
                                  ----------------------------------------------------------------
Actual                               $1,000.00              $  975.60                 $4.94
Hypothetical
  (5% return before expenses)         1,000.00               1,020.00                  5.05

         *Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of (2.44)% for the six-month period of December 1, 2007, through May 31, 2008.

68

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         At a meeting of the Board of Trustees (the Board) held on April 9, 2008, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and the Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         Investment Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

70

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         The Board considered the Manager's management style and the performance of its duties under the Investment Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," were also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and
         (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements - was below the median of both its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were lower than the median of both its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

         In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2007.

72

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the same periods. The Board took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance, including the hiring of a new subadviser in the prior year.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

74

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2008

         Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2007, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

         CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

76

 T R U S T E E S '  A N D  O F F I C E R S '
===================-------------------------------------------------------------
                    INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

         The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

         Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company with 45 individual funds as of May 31, 2008. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

         CHRISTOPHER W. CLAUS (2, 4)
         Trustee
         Born: December 1960
         Year of Election or Appointment: 2001

         President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. Mr. Claus is also a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3, 4, 5, 6)
         Trustee
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a database management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THE TRUSTEE IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED TRUSTEES IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

78

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERT L. MASON, PH.D. (3, 4, 5, 6)
         Trustee
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         BARBARA B. OSTDIEK, PH.D. (3, 4, 5, 6)
         Trustee
         Born: March 1964
         Year of Election or Appointment: 2007

         Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3, 4, 5, 6)
         Trustee
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         RICHARD A. ZUCKER (2, 3, 4, 5, 6)
         Trustee and Chair of the Board of Trustees
         Born: July 1943
         Year of Election or Appointment: 1992(+)

         Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002

         Senior Vice President, Fixed Income Investments, IMCO (9/02-present).

         RONALD B. SWEET
         Vice President
         Born: November 1962
         Year of Appointment: 2006

         Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS.

         (+) MR. ZUCKER WAS ELECTED AS CHAIR OF THE BOARD IN 2005.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

80

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERTO GALINDO, JR.
         Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial
         Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

         JEFFREY D. HILL
         Chief Compliance Officer
         Born: December 1967
         Year of Appointment: 2004

         Assistant Vice President, Mutual Funds Compliance, USAA
         (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

         ROSE URBANCZYK
         Assistant Treasurer
         Born: June 1961
         Year of Appointment: 2008

         Assistant Vice President, Senior Financial Officer, Chief Financial Office, USAA (5/08-present); Executive Director, Finance, Senior Financial Officer, IMCO (11/07-present); Senior Financial Officer and Treasurer, FAI (4/07-present); Executive Director, Finance, Senior Financial Officer and Treasurer, FPS (8/06-present); Executive Director, Enterprise Planning & Performance Management (3/03-8/06); Director, Accounting/Financial, Corporate Financial Reporting, Planning & Analysis IMCO (2/01-10/06).

                      TRUSTEES      Christopher W. Claus
                                    Barbara B. Dreeben
                                    Robert L. Mason, Ph.D.
                                    Barbara B. Ostdiek, Ph.D.
                                    Michael F. Reimherr
                                    Richard A. Zucker

--------------------------------------------------------------------------------

                ADMINISTRATOR,      USAA Investment Management Company
           INVESTMENT ADVISER,      P.O. Box 659453
              UNDERWRITER, AND      San Antonio, Texas 78265-9825
                   DISTRIBUTOR

--------------------------------------------------------------------------------

                TRANSFER AGENT      USAA Shareholder Account Services
                                    9800 Fredericksburg Road
                                    San Antonio, Texas 78288

--------------------------------------------------------------------------------

                 CUSTODIAN AND      State Street Bank and Trust Company
              ACCOUNTING AGENT      P.O. Box 1713
                                    Boston, Massachusetts 02105

--------------------------------------------------------------------------------

                   INDEPENDENT      Ernst & Young LLP
             REGISTERED PUBLIC      100 West Houston St., Suite 1800
               ACCOUNTING FIRM      San Antonio, Texas 78205

--------------------------------------------------------------------------------

                   MUTUAL FUND      Learn More Online Now
             SELF-SERVICE 24/7      At "Products & Services" click
                   AT USAA.COM      "Investments" then "Mutual Funds"

                       OR CALL      View account balance, transactions, fund
                (800) 531-USAA      prices; or exchange/redeem fund shares.
                        (8722)      Go to "My Accounts" then "Investments"

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-USAA (8722); (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING
HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE WITHOUT CHARGE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-USAA (8722); (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) 732-0330.

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26889-0708                                   (C)2008, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 20, 2007, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

In 2006, the Trustee designated as the Board's audit committee financial expert resigned from the Board. The Board has not determined that another Trustee qualifies as an audit committee financial expert. The Board is seeking a replacement and will consider a candidate's qualifications to become the audit committee financial expert as a factor in the evaluation process.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 39 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2008 and 2007 were $259,470 and $249,505, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2008 and 2007 were $64,375 and $55,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2008 and 2007.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2008 and 2007.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2008 and 2007 were $106,475 and $89,560, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2008 and 2007 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2007




                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------

                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2008

By:*     /s/ MARK S. HOWARD
         -----------------------------------------------------------
         Signature and Title:  Mark S. Howard, Secretary

Date:    07/24/2008
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/28/2008
         ------------------------------


By:*     /s/ ROBERT GALINDO, JR.
         ----------------------------------------------------
         Signature and Title:  Robert Galindo, Jr., Treasurer

Date:    07/25/2008
         ------------------------------


*Print the name and title of each signing officer under his or her signature.